                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

                    EMPLOYEE BENEFITS ALLOCATION AGREEMENT
                                     AMONG
                           VARIAN ASSOCIATES, INC.,
                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                                      AND
                                 VARIAN, INC.
                                  Dated as of

                                 April 2, 1999

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

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
                                                                                                               PAGE
ARTICLE I    DEFINITIONS......................................................................................   1

         Section 1.01.       Definitions......................................................................   1

ARTICLE II   GENERAL EMPLOYMENT MATTERS.......................................................................   2

         Section 2.01.       General Obligations..............................................................   2

         Section 2.02.       Initial Compensation of Active Employees.........................................   2

         Section 2.03.       No Additional Employment Rights Created..........................................   2

         Section 2.04.       Corporate and Transition Employees...............................................   2

         Section 2.05.       Retiree Payments.................................................................   3

ARTICLE III  UNITED STATES RETIREMENT AND PROFIT-SHARING PLAN BENEFITS........................................   3

         Section 3.01.       Varian Associates, Inc. Retirement and Profit-Sharing Program....................   3

         Section 3.02.       Establishment of Varian Semiconductor Equipment Associates, Inc. Defined
                             Contribution Plan................................................................   3

         Section 3.03.       Establishment of Varian, Inc. Defined Contribution Plan..........................   3

         Section 3.04.       Reimbursement and Indemnification................................................   4

ARTICLE IV   EMPLOYEE BENEFITS MATTERS OUTSIDE THE UNITED STATES..............................................   4

         Section 4.01.       Employee Benefits Matters Outside the United States..............................   4

ARTICLE V    EXECUTIVE COMPENSATION...........................................................................   5

         Section 5.01.       Supplemental Retirement Plan.....................................................   5

         Section 5.02.       Management Incentive Plan........................................................   5

         Section 5.03.       Long-Term Incentives.............................................................   5

         Section 5.04.       Deferred Cash Compensation.......................................................   5

         Section 5.05.       Restricted Stock Program.........................................................   5

         Section 5.06.       Options..........................................................................   5

         Section 5.07.       Restricted Stock.................................................................   7

ARTICLE VI   WELFARE BENEFITS.................................................................................   7

         Section 6.01.       Welfare Plans....................................................................   7

         Section 6.02.       Allocation and Discharge of Welfare Plan Liabilities.............................   7

ARTICLE VII  GENERAL..........................................................................................   7

         Section 7.01.       Post-Distribution Administration of Plans........................................   7

         Section 7.02.       Costs and Expenses...............................................................   7

         Section 7.03.       Sharing of Participant Information...............................................   8

ARTICLE VIII INDEMNIFICATION..................................................................................   8

         Section 8.01.       Rights and Obligations...........................................................   8

ARTICLE IX   DISPUTE RESOLUTION...............................................................................   8

         Section 9.01.       Distribution Agreement to Control................................................   8
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                                      -i-
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                               TABLE OF CONTENTS
                                  (CONTINUED)

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
ARTICLE X  MISCELLANEOUS.....................................................................................    8

     Section 10.01.      Complete Agreement; Construction....................................................    8

     Section 10.02.      Other Agreements....................................................................    8

     Section 10.03.      Counterparts........................................................................    8

     Section 10.04.      Survival of Agreements..............................................................    8

     Section 10.05.      Expenses............................................................................    8

     Section 10.06.      Notices.............................................................................    9

     Section 10.07.      Waivers.............................................................................   10

     Section 10.08.      Amendments..........................................................................   10

     Section 10.09.      Assignment..........................................................................   10

     Section 10.10.      Successors and Assigns..............................................................   10

     Section 10.11.      Termination.........................................................................   10

     Section 10.12.      No Third Party Beneficiaries........................................................   10

     Section 10.13.      Titles and Headings; Interpretation.................................................   10

     Section 10.14.      Governing Law.......................................................................   10

     Section 10.15.      Severability........................................................................   10

                    EMPLOYEE BENEFITS ALLOCATION AGREEMENT

     THIS EMPLOYEE BENEFITS ALLOCATION AGREEMENT is made and entered into as of this 2nd day of April, 1999 by and among Varian Associates, Inc., a Delaware corporation ("Varian" or "HCS"), Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("SEB"), and Varian, Inc., a Delaware corporation ("IB").

     WHEREAS, pursuant to the terms of that certain Amended and Restated Distribution Agreement by and among Varian, SEB and IB and dated as of January 14, 1999 (the "Distribution Agreement"), the parties have entered into this Agreement regarding certain employment, compensation and benefit matters occasioned by the Distributions.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement and the Distribution Agreement, each of the parties hereto, on behalf of itself and each other member of its Group, hereby agrees as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. The following terms, when capitalized herein,
                   -----------
shall have the meanings set forth below in this Article I. All other capitalized terms which are used but are not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

          "Active Employees" means, with respect to each Group, all employees
           ----------------
     actively engaged in and primarily dedicated to the performance of services to, for or on behalf of any member of such Group as of the Effective Time, including any employee who is not actively performing services because of
     (a) PPL, (b) leave of absence, or (c) disability, and the dependents of such persons (and, as applicable, the alternate payees of such persons). "Active Employees" includes, with respect to a Group, non-employee directors of Varian Associates, Inc. providing services as a director to any member of the Group as of the Effective Time.

          "Corporate Employees" means (a) the Non-Designated United States
           -------------------
     Former Employees and (b) the United States Active Employees who have been or will be separated from employment in connection with the Distribution and are listed on Schedule 1.

          "Former Employees" means all former employees and former non-employee
           ----------------
     directors of Varian and/or its Subsidiaries as of the Effective Time (including, but not limited to, such employees who, as of the Effective Time, are (a) on disability, (b) in RIF status, (c) on salary continuation, or (d) within termination notice periods, and the dependents and, as applicable, the alternate payees, of those persons, and including retirees but excluding the Retirees).

          "Former Health Care Systems Employees" means Former Employees who, if
           ------------------------------------
     they were actively engaged in and primarily dedicated to the performance of services to, for or on behalf of Varian or any of its Subsidiaries at the Effective Time, would be Active Employees of the Health Care Systems Group, determined on a basis consistent with the determination of the Active Employees of such Group.

          "Former Instruments Employees" means Former Employees who, if they
           ----------------------------
     were actively engaged in and primarily dedicated to the performance of services to, for or on behalf of Varian or any of its Subsidiaries at the Effective Time, would be Active Employees of the Instruments Group, determined on a basis consistent with the determination of the Active Employees of such Group.

          "Former Semiconductor Equipment Employees" means Former Employees who,
           ----------------------------------------
     if they were actively engaged in and primarily dedicated to the performance of services to, for or on behalf of Varian or any of its Subsidiaries at the Effective Time, would be Active Employees of the Semiconductor Equipment Group, determined on a basis consistent with the determination of the Active Employees of such Group, including without limitation persons who were employees of the Thin Film Systems business at the time of or prior to its disposition.

          "Non-Designated Foreign Employees" means (a) non-United States Former
           --------------------------------
     Employees who are not Former Health Care System Employees, Former Instruments Employees or Former Semiconductor Equipment Employees and (b) non-United States Active Employees who are not primarily dedicated to a single Group and who will be terminated in connection with the Distribution.

          "Non-Designated United States Former Employees" means United States
           ---------------------------------------------
     Former Employees who are not Former Health Care System Employees, Former Instruments Employees or Former Semiconductor Equipment Employees.

          "Retirees" means J. Tracy O'Rourke, Robert A. Lemos, Joseph B. Phair,
           --------
     Wayne P. Somrak, Ernest M. Felago, Derrel B. De Passe and James Hennessy, and the dependents and, as applicable, the alternate payees of such persons.

          "Transition Employees" means the Active Employees listed on Schedule
           --------------------
     2, but only during the period they are providing transition services.

          "Varian Welfare Plans" means, collectively, the Varian Business Travel
           --------------------
     Accident Plan, the Varian Dental Plan, the Varian Dependent Care Assistance Plan, Varian Dependent Life Insurance, the Varian Disability Plan, the Varian HMO Plans, Varian Life and AD&D Insurance, the Varian Major Medical Plan, the Varian Out-of-Area Medical Plans, the Varian Personal Paid Leave Plan, the Varian Retiree Medical Plans and the Varian Vision Plan.

                                  ARTICLE II

                          GENERAL EMPLOYMENT MATTERS

     Section 2.01. General Obligations. Except as specifically provided herein,
                   -------------------
from and after the Distribution Date, each of HCS, SEB and IB shall, as applicable, cause each of the other members of its respective Group to (a) continue the employment of all of the Active Employees of its respective Group, subject, however to the terms of Section 2.03 below and (b) except as otherwise specifically provided herein, assume, pay, perform and discharge any and all labor, employment, compensation and benefit Liabilities with respect to all Active Employees of its respective Group. Except as otherwise specifically provided herein, (i) all labor, employment, compensation and benefit Liabilities with respect to Retirees, Corporate Employees and Transition Employees shall constitute Shared Liabilities, (ii) all labor, employment, compensation and benefits Liabilities with respect to Former Employees (other than Corporate Employees and Non-Designated Foreign Employees) shall constitute Liabilities of the respective Group, and (iii) all labor, employment, compensation and benefit Liabilities with respect to Non-Designated Foreign Employees shall constitute Liabilities of the entity that employed them at the time of their termination.

     Section 2.02. Initial Compensation of Active Employees.  The initial base
                   ----------------------------------------
salary or wage level of each Active Employee of each Group shall be no less than the base salary or wage level of such Active Employee immediately prior to the Distribution Date.

     Section 2.03. No Additional Employment Rights Created.  Nothing in this
                   ---------------------------------------
Agreement shall give any Active Employee of any Group any right to continued employment by any member of that Group or any other Group beyond the Distribution Date, which is in addition to or supplemental to any such right he or she may have arising under contract or otherwise.

     Section 2.04. Corporate and Transition Employees. Costs associated with the
                   ----------------------------------
termination or severance of Corporate Employees (but only those Corporate Employees listed on Schedule 1) and Transition Employees, including the cost of any claim, suit or dispute relating to such severance or termination, shall constitute Transaction Expenditures.

     Section 2.05. Retiree Payments. All payments made to the Retirees pursuant
                   ----------------
to their severance agreements shall constitute Transaction Expenditures.

                                  ARTICLE III

           UNITED STATES RETIREMENT AND PROFIT-SHARING PLAN BENEFITS

     Section 3.01.  Varian Associates, Inc. Retirement and Profit-Sharing
                    -----------------------------------------------------
Program. The active participation in the Varian Associates, Inc. Retirement and
-------
Profit-Sharing Program (the "Varian Profit-Sharing Plan") by persons other than the Active Employees of the Health Care Systems Group will cease, effective as of the Distribution Date. In addition, as of the Distribution Date, all members of the Semiconductor Equipment Group and all members of the Instruments Group will cease to be participating employers in the Varian Profit Sharing Plan and the members of the Health Care Systems Group will become the only participating employers in the Varian Profit-Sharing Plan. All payments to or on behalf of Active Employees and Former Employees under the Varian Profit-Sharing Plan with respect to pre-Distribution service shall constitute Transaction Expenditures.

     Section 3.02.  Establishment of Varian Semiconductor Equipment Associates,
                    -----------------------------------------------------------
Inc.Defined Contribution Plan.
-----------------------------

          (a)  Varian Semiconductor Equipment Associates, Inc. DC Plan.  SEB
               --------------------------------------------------------
     will establish or make available, effective as of the Distribution Date, a defined contribution plan for the benefit of the United States Active Employees of the Semiconductor Equipment Group (the "SEB DC Plan").

          (b)  Transfer of Account Balances to Varian Semiconductor Associates,
               ---------------------------------------------------------------
     Inc. DC Plan. As promptly as practicable after the Distribution Date (but
     ------------
     in no event later than December 31 of the second calendar year after the Distribution Date), HCS shall cause the trustee of the Varian Profit-Sharing Plan to transfer to the trustee of the SEB DC Plan, as a direct rollover, the account balance of those Active Employees of the Semiconductor Equipment Group who elect direct rollovers and with respect to whom the Varian Profit-Sharing Plan maintains an account as of the Effective Time. In addition, at two times to be mutually agreed by the parties (but in no event later than 12 months following the Distribution
     Date), HCS shall cause the trustee of the Varian Profit-Sharing Plan to transfer to the trustee of the SEB DC Plan, as a direct rollover, the current balance of those Active Employees of the Semiconductor Equipment Group who elect to participate in such batch rollover and with respect to whom the Varian Profit-Sharing Plan maintains an account as of the Effective Time. The trustee of the SEB DC Plan shall accept such rollovers in accordance with its standard procedures, except that the trustee shall accept the direct rollovers described in the preceding sentence on an in kind basis.

     Section 3.03.  Establishment of Varian, Inc. Defined Contribution Plan.
                    -------------------------------------------------------

          (a) Varian, Inc. DC Plan. IB will establish or make available,
              --------------------
     effective as of the Distribution Date, a defined contribution plan for the benefit of the United States Active Employees of the Instruments Group (the "IB DC Plan").

          (b) Transfer of Account Balances to Varian, Inc. DC Plan. As promptly
              ----------------------------------------------------
     as practicable after the Distribution Date (but in no event later than December 31 of the second calendar year after the Distribution Date), HCS shall cause the trustee of the Varian Profit-Sharing Plan to transfer to the trustee of the IB DC Plan as a direct rollover, the account balance of those Active Employees of the Instruments Group who elect direct rollovers and with respect to whom the Varian Profit-Sharing Plan maintains an account as of the Effective Time. In addition, at two times to be mutually agreed by the parties (but in no event later than 12 months following the Distribution Date), HCS shall cause the trustee of the Varian Profit-Sharing Plan to transfer to the trustee of the IB DC Plan, as a direct rollover, the current balance of those Active Employees of the Instruments Group who elect to participate in such batch rollover and with respect to whom the Varian Profit-Sharing Plan maintains an account as of the Effective Time. The trustee of the IB DC Plan shall accept such rollovers in accordance with its standard procedures, except that the trustee of the IB DC Plan shall accept the direct rollovers described in the preceding sentence on an in kind basis.

     Section 3.04. Reimbursement and Indemnification. IB and SEB, respectively,
                   ---------------------------------
shall assume all direct and indirect administrative costs associated with the Varian Profit-Sharing Plan with respect to Active Employees of the Instruments Group and the Semiconductor Equipment Group, respectively, which would otherwise be borne by HCS, and such costs shall constitute Instruments Liabilities and Semiconductor Equipment Liabilities, respectively. All direct and indirect administrative costs associated with the Varian Profit-Sharing Plan with respect to Former Employees of each Group shall constitute Liabilities of that Group. All direct and indirect administrative costs associated with the Varian Profit Sharing Plan with respect to Retirees, Corporate Employees and Transition Employees shall constitute Shared Liabilities.

                                  ARTICLE IV

              EMPLOYEE BENEFITS MATTERS OUTSIDE THE UNITED STATES

     Section 4.01.  Employee Benefits Matters Outside the United States.
                    ---------------------------------------------------

          (a)  Assets and Liabilities. With respect to the business and
               ----------------------
     operations of each Group in jurisdictions outside the United States, each of the parties hereto shall (and, as applicable, shall cause each other member of its Group over which it has direct or indirect legal or effective control to) assume, or retain, as the case may be, any and all employee benefits Liabilities and attendant plans and their assets related to the Active Employees of its Group.

          (b)  Later-Transferred Businesses. To the extent that one or more of
               ----------------------------
     the Corporate Reorganization Transactions has not been consummated at or before the Distribution Date, the party then retaining the Assets and Liabilities of, or ownership of the Subsidiary or business intended to be conveyed, directly or indirectly, to another party in connection with such Corporate Reorganization Transaction (a "Later-Transferred Business") shall, and shall cause each of the other members of its respective Group to continue the employment of the Active Employees of the Later-Transferred Business (subject to Section 2.03) and pay, perform and discharge any and all labor, employment, compensation and benefit Liabilities with respect to such Active Employees, in each case, at the expense of the party to whom the Later-Transferred Business is to be conveyed under the Distribution Agreement, until the Corporate Reorganization Transaction is effected. The party retaining the Later-Transferred Business shall take such actions as may be reasonably requested by the party to whom the Later-Transferred Business is to be conveyed.

          (c)  Underfunded Defined Benefit Pensions. If any non-United States
               ------------------------------------
     defined benefit pension plan or program is determined to be underfunded using generally accepted actuarial principles, each Group shall pay its proportionate share of (i) the Liabilities and (ii) its share of any Shared Liabilities with respect to such underfunding, which proportionate share shall be calculated on the basis of an actuarial determination (using generally accepted actuarial principles) taking into account all current or former employees of that Group participating in the plan or program at the time of such determination.

                                   ARTICLE V

                            EXECUTIVE COMPENSATION

     Section 5.01.  Supplemental Retirement Plan.  At or promptly after the
                    ----------------------------
Distribution Date, Varian Associates, Inc. will distribute the account balances existing as of the Distribution Date of all current and former participants in the Supplemental Retirement Plan of Varian Associates, Inc. (the "SRP"). Such distributions shall constitute Transaction Expenditures. As of the Distribution Date, only Active Employees of the Health Care Systems Group will be eligible to accrue benefits under the SRP.

     Section 5.02.  Management Incentive Plan.  None of the Active Employees of
                    -------------------------
the Semiconductor Equipment Group or the Instruments Group will accrue any benefits under the Varian Associates, Inc. Management Incentive Plan (the "MIP") from and after the Distribution Date. All payments made under the MIP to United States employees with respect to pre-Distribution service shall constitute Transaction Expenditures.

     Section 5.03.  Long-Term Incentives.  None of the Active Employees of the
                    --------------------
Semiconductor Equipment Group or the Instruments Group will accrue any benefits under the "long-term incentive" feature ("LTI") of the Varian Associates, Inc. Omnibus Stock Plan from and after the Distribution Date. All payments made under the LTI to United States employees with respect to pre-Distribution service shall constitute Transaction Expenditures.

     Section 5.04.  Deferred Cash Compensation.  At or promptly after the
                    --------------------------
Distribution Date, all deferred cash compensation with respect to pre-Distribution service of current and former employees and non-employee directors will be distributed. Such distributions shall constitute Transaction Expenditures.

     Section 5.05.  Restricted Stock Program.  None of the Active Employees of
                    ------------------------
the Semiconductor Equipment Group or the Instruments Group will receive grants of restricted stock under the "restricted stock program" of the Varian Associates, Inc. Omnibus Stock Plan from and after the Distribution Date.

     Section 5.06.  Options.  SEB and IB have established, respectively, the
                    -------
Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan (the "SEB Stock Plan") and the Varian, Inc. Omnibus Stock Plan (the "IB Stock Plan"). For purposes of this Section 5.06, if the markets upon which VAI Common Stock, HCS Common Stock, IB Common Stock or SEB Common Stock are open for trading on the Distribution Date but no trade is made, the average of the last high bid and the last low ask price reported on the Distribution Date shall govern with respect to the Common Stock so affected. If such markets are not open for trading on the Distribution Date, then the closing prices of the VAI Common Stock, the HCS Common Stock, the IB Common Stock and the SEB Common Stock on the trading day immediately preceding the Distribution Date shall govern (unless there is no trade on such date, in which case the average of the last high bid and the last low ask price reported on such date shall govern with respect to the Common Stock so affected).

          (a)  Active Employees of HCS.  Effective as of the Distribution Date,
               -----------------------
     all outstanding options in respect of VAI Common Stock ("Current Options") held immediately prior to the Effective Time by Active Employees of the Health Care Systems Group (other than non-employee directors of Varian Associates, Inc.) will be adjusted as follows to reflect the Distributions ("Adjusted Options"): The option exercise price for Adjusted Options will be determined by multiplying the Current Option exercise price by a fraction, the numerator of which is the closing price of HCS Common Stock on the Distribution Date and the denominator of which is the closing price of VAI Common Stock on the Distribution Date. The number of shares of HCS Common Stock subject to an Adjusted Option will be determined by multiplying the number of shares of VAI Common Stock subject to the corresponding Current Option by a fraction, the numerator of which is the closing price of VAI Common Stock on the Distribution Date and the denominator of which is the closing price of HCS Common Stock on the Distribution Date. Adjusted Options shall be subject to the same vesting and expiration terms and substantially the same other terms applicable to the Current Options to which they relate.

     (b)  Active Employees of IB.  Effective as of the Distribution Date,
          ----------------------
Current Options held immediately prior to the Effective Time by Active Employees of the Instruments Group (other than non-employee directors of Varian Associates, Inc.) who so elect prior to the Distribution Date will be replaced with substitute options in respect of IB Common Stock ("Spinoff IB Options"). The option exercise price for Spinoff IB Options will be determined by multiplying the Current Option exercise price by a fraction, the numerator of which is the closing price of IB Common Stock on the Distribution Date and the denominator of which is the closing price of VAI Common Stock on the Distribution Date. The number of shares of IB Common Stock subject to a Spinoff IB Option will be determined by multiplying the number of shares of VAI Common Stock subject to the corresponding Current Option by a fraction, the numerator of which is the closing price of VAI Common Stock on the Distribution Date and the denominator of which is the closing price of IB Common Stock on the Distribution Date. Active Employees of IB who do not elect to receive Spinoff IB Options will receive Adjusted Options, which will terminate pursuant to their terms. Spinoff IB Options shall be subject to the same vesting and expiration terms and substantially the same other terms applicable to the Current Options to which they relate.

     (c)  Active Employees of SEB. Effective as of the Distribution Date,
          -----------------------
Current Options held immediately prior to the Effective Time by Active Employees of the Semiconductor Group (other than non-employee directors of Varian Associates, Inc.) who so elect prior to the Distribution Date will be replaced with substitute options in respect of SEB Common Stock ("Spinoff SEB Options" and, together with Spinoff IB Options, "Spinoff Options"). The option exercise price for Spinoff SEB Options will be determined by multiplying the Current Option exercise price by a fraction, the numerator of which is the closing price of SEB Common Stock on the Distribution Date and the denominator of which is the closing price of VAI Common Stock on the Distribution Date. The number of shares of SEB Common Stock subject to a Spinoff SEB Option will be determined by multiplying the number of shares of VAI Common Stock subject to the corresponding Current Option by a fraction, the numerator of which is the closing price of VAI Common Stock on the Distribution Date and the denominator of which is the closing price of SEB Common Stock on the Distribution Date. Active Employees of SEB who do not elect to receive Spinoff SEB Options will receive Adjusted Options, which will terminate pursuant to their terms. Spinoff SEB Options shall be subject to the same vesting and expiration terms and substantially the same other terms applicable to the Current Options to which they relate.

     (d)  Retirees.  Effective as of the Distribution Date, Current Options held
          --------
immediately prior to the Effective Time by Retirees will be replaced with options in respect of each of HCS Common Stock, IB Common Stock and SEB Common Stock ("Converted Options"). The option exercise price and number of shares subject to Converted Options will be calculated by subjecting 1/3 of the shares subject to the relevant Current Option to each of the calculations described above for Adjusted Options, Spinoff IB Options and Spinoff SEB Options. Current Options held by Retirees will be fully vested as of the Effective Time .

     (e)  Non-Employee Directors.  Effective as of the Distribution Date,
          ----------------------
Current Options held by non-employee directors of Varian Associates, Inc. who so elect prior to the Distribution Date will be exchanged for Converted Options. Non-employee directors of Varian Associates, Inc. who do not elect to receive Converted Options will receive Adjusted Options. Converted Options shall be subject to the same vesting and expiration terms and substantially the same other terms applicable to the Current Options to which they relate.

     (f)  Former Employees. Effective as of the Distribution Date, Current
          ----------------
Options held immediately prior to the Effective Time by Former Employees not terminated in connection with the Distributions will be replaced with Adjusted Options.

     (g)  Employees Terminated in Connection with the Distributions. Effective
          ---------------------------------------------------------
as of the Distribution Date, Current Options held by Former Employees whose employment is terminated on or before the Distribution Date in connection with the Distributions (as determined by the employer) and who so elect will be replaced with Converted Options. Options held by Active Employees whose employment terminates after the Distribution Date but in connection with the Distributions (as determined by the employer) and who so elect will be replaced with options in respect of each of HCS, IB and SEB. The number and exercise price of such options shall be calculated consistent with the principles governing Converted Options, using the respective prices as of the Distribution Date. Current Options and Adjusted Options held by employees whose employment was or is terminated in connection with the Distributions and who elect a conversion pursuant to this Section 5.06(g) will be fully vested as of the Effective Time or, if later, the employee's final work day. Current Options and Adjusted Options held by employees whose employment was or is terminated in connection with the Distributions but who do not elect a conversion pursuant to this Section 5.06(g) will terminate according to their terms without any accelerated vesting of Current Options or Adjusted Options not vested as of the Distribution Date or the employee's last work day, as applicable.

     (h)  Transition Employees Transferred Subsequent to the Distributions.
          ----------------------------------------------------------------
     Transition Employees transferred from employment with HCS, IB or SEB to employment with another of HCS, IB or SEB following the Distribution who so elect will have their Adjusted Options or Spinoff Options replaced with options in the entity to which they are transferred. The number and exercise price of such options shall be calculated consistent with the principles governing Spinoff Options, using the respective prices as of the Distribution Date.

     (i)  Survivors of Former Employees.  Effective as of the Distribution Date,
          -----------------------------
     persons who hold Current Options granted to Former Employees who are deceased as of the Effective Time will receive Converted Options, if the holder so elects. Holders who do not so elect will receive Adjusted Options.

     Section 5.07.  Restricted Stock.  All unvested Restricted Stock held by
                    ----------------
employees and non-employee directors of the Health Care Systems Group, the Semiconductor Equipment Group and the Instruments Group shall be fully vested immediately prior to the Distributions.

                                  ARTICLE VI

                               WELFARE BENEFITS

     Section 6.01.  Welfare Plans.  As of the Effective Time, HCS shall serve
                    -------------
as the sole sponsor of the Varian Welfare Plans from and after the Distribution Date.

     Section 6.02.  Allocation and Discharge of Welfare Plan Liabilities.  As
                    ----------------------------------------------------
of the Effective Time, all Liabilities under the Varian Welfare Plans (including administrative expenses) with respect to Active Employees of the Semiconductor Equipment Group and Former Semiconductor Equipment Employees shall be assumed by the Semiconductor Equipment Group and shall constitute Semiconductor Equipment Liabilities. As of the Effective Time, all Liabilities (including administrative expenses) under the Varian Welfare Plans with respect to Active Employees of the Instruments Group and Former Instruments Employees shall be assumed by the Instruments Group and shall constitute Instruments Liabilities. As of the Effective Time, all Varian Welfare Plan Liabilities (including administrative expenses) with respect to Active Employees of the Health Care Systems Group and Former Health Care Systems Employees shall constitute Health Care Systems Liabilities. As of the Effective Time, all Varian Welfare Plan Liabilities with respect to (a) Retirees, (b) Corporate Employees and (c) Transition Employees shall constitute Shared Liabilities.

                                  ARTICLE VII

                                    GENERAL

     Section 7.01.  Post-Distribution Administration of Plans.  The parties
                    -----------------------------------------
hereto will administer all plans consistently herewith, and to the extent necessary will amend their respective employee benefit plans accordingly.

     Section 7.02.  Costs and Expenses.  Each party shall bear all costs and
                    ------------------
expenses, including but not limited to legal and actuarial fees, incurred from and after the Distribution Date in the design, drafting and implementation of any and all plans and compensation structures which it establishes or creates and the amendment of its existing plans or compensation structures.

     Section 7.03.  Sharing of Participant Information.  From and after the
                    ----------------------------------
Distribution Date, HCS, IB and SEB shall share, and shall cause each member of their respective Groups to share, with each other and with their respective agents and vendors all participant information necessary and appropriate for the efficient and accurate administration of each party's respective employee benefit plans and performance of their respective obligations under this Agreement. HCS, IB and SEB shall, subject to all applicable laws concerning confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of another party, to the extent necessary and appropriate for such administration and performance.

                                 ARTICLE VIII

                                INDEMNIFICATION

     Section 8.01.  Rights and Obligations.  Article VII of the Distribution
                    ----------------------
Agreement shall govern the rights and obligations of HCS, IB, SEB and the members of their respective Groups with respect to indemnification for any and all Indemnifiable Losses related to the subject matter of this Agreement. The term "Third Party Claim" in that Article shall be read to include all claims or demands made by any Person who is not a party to this Agreement or a Subsidiary of the party concerning the subject matter of this Agreement.

                                  ARTICLE IX

                              DISPUTE RESOLUTION

     Section 9.01.  Distribution Agreement to Control.  Any and all
                    ---------------------------------
controversies, disputes or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed an Agreement Dispute as defined in Section 9.01 of the Distribution Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in, Article IX of the Distribution Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.01.  Complete Agreement; Construction.  This Agreement, and the
                     --------------------------------
Schedules hereto, the Distribution Agreement and the other Ancillary Agreements shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all prior agreements, negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and the Distribution Agreement, this Agreement shall prevail except for inconsistencies with respect to Sections 5.05 and 6.07 and Article IX of the Distribution Agreement, which sections shall prevail over any inconsistent provision of this Agreement.

     Section 10.02.  Other Agreements.  This Agreement is not intended to
                     ----------------
address, and should not be interpreted to address, the matters expressly covered by the Distribution Agreement and/or the other Ancillary Agreements.

     Section 10.03.  Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same Agreement.

     Section 10.04.  Survival of Agreements.  All covenants and agreements of
                     ----------------------
the parties contained in this Agreement shall survive the Distribution Date except as expressly provided herein and shall not be merged into any other transfer or closing instruments or documents, including the Conveyancing and Assumption Instruments.

     Section 10.05.  Expenses.  Except as otherwise expressly provided in this
                     --------
Agreement or the Distribution Agreement, all costs and expenses incurred or accrued on or before the Distribution Date (whether or not paid on or before the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement and the consummation of the transactions contemplated hereby shall be charged to and paid by Varian.

     Section 10.06.  Notices. All Notices required or permitted under this
                     -------
Agreement shall be in writing and shall be sufficiently given or made (a) if hand delivered or sent by telecopy (with delivery confirmed by voice or otherwise), (b) if sent by nationally recognized overnight courier or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

     If to HCS:

     Varian Medical Systems, Inc.
     3100 Hansen Way
     Palo Alto, California  94304-1030
     Attn:  Chief Financial Officer

     with a copy to:

     Varian Medical Systems, Inc.
     3100 Hansen Way
     Palo Alto, California  94304-1030
     Attn:  General Counsel

     If to IB:

     Varian, Inc.
     3120 Hansen Way
     Palo Alto, California  94303-1030
     Attn:  Chief Financial Officer

     with a copy to:

     Varian, Inc.
     3120 Hansen Way
     Palo Alto, California  94303-1030
     Attn:  General Counsel

     If to SEB:

     Varian Semiconductor Equipment Associates, Inc.
     35 Dory Road
     Gloucester, Massachusetts  01930
     Attn:  Chief Financial Officer
     Telecopy  (978) 281-3152

     with a copy to:

     Varian Semiconductor Equipment Associates, Inc.
     35 Dory Road
     Gloucester, Massachusetts  01930
     Attn:  General Counsel
     Telecopy:  (978) 281-3152

or at such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed to have been duly given or made when the Notice is received.

     Section 10.07.  Waivers.  The failure of any party to require strict
                     -------
performance by any other party of any provision of this Agreement shall not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

     Section 10.08. Amendments. This Agreement may be amended or supplemented, or its provisions waived, only by an agreement in writing signed by each of the parties.

     Section 10.09.  Assignment.
                     ----------
          (a) No party to this Agreement shall (i) consolidate with or merge into any Person or permit any Person to consolidate with or merge into such party (other than a merger or consolidation in which the party is the surviving or continuing corporation), or (ii) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its Assets, unless the resulting, surviving or transferee Person expressly assumes, by instrument in form and substance reasonably satisfactory to the other parties, all of the obligations of the party under this Agreement.

          (b) Except as expressly provided in paragraph (a) above, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable, directly or indirectly, by any party without the prior written consent of the other parties, and any attempt to so assign without such consent shall be void.

     Section 10.10.  Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

     Section 10.11.  Termination.  This Agreement may be terminated at any time
                     -----------
before the Distributions by Varian in its sole discretion without the approval of SEB or IB or the Varian stockholders. In the event of such termination, no party shall have any Liability of any kind to any other party. After the Distributions, this Agreement may not be terminated except by an agreement in writing signed by each of the parties.

     Section 10.12.  No Third Party Beneficiaries.  This Agreement is solely
                     ----------------------------
for the benefit of the parties and the members of their respective Groups and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, right of reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     Section 10.13.  Titles and Headings; Interpretation.  Titles and headings
                     -----------------------------------
to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation." Unless the context otherwise requires, references in this Agreement to Articles, Sections, and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

     Section 10.14.  Governing Law.  This Agreement shall be governed by, and
                     -------------
construed and enforced in accordance with, the Law of the State of Delaware without regard to the principles of conflicts of Laws thereunder, to the extent not preempted by the Employee Retirement Income Security Act of 1974.

     Section 10.15.  Severability.  If any provision of this Agreement or the
                     ------------
application thereof to any Person or circumstance is determined to be invalid, void or unenforceable in any respect, the remaining provisions hereof, of the application of such provision to Persons or circumstances other than those as to which it has held invalid," void or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner adverse to any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.


                              By: /s/ Joseph B. Phair
                                  -------------------
                              Name:  Joseph B. Phair
                              Title: Secretary


                              VARIAN ASSOCIATES, INC.


                              By: /s/ Robert A. Lemos
                                  -------------------
                              Name:  Robert A. Lemos
                              Title: Vice President Finance and
                                     Chief Financial Officer


                              VARIAN, INC.


                              By: /s/ Arthur W. Homan
                                  -------------------
                              Name:  Arthur W. Homan
                              Title: Secretary